SECURITIES AND EXCHANGE  COMMISSION

                           WASHINGTON  D.C. 20549



                                  FORM 8-K
                                  --------

                               CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d)  OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): April 30, 1997
                                                        --------------



                             Summit Bancorp.
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          (Exact Name of Registrant as Specified in its Charter)

 New Jersey                        1-6451                  22-1903313
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(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation  or organization )    File number)           Identification No.)


                      301 Carnegie Center, P. O. Box 2066
                        Princeton, New Jersey 08543-2066
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                   (Address of Principal Executive Offices)
                                 (Zip Code)


                               (609) 987-3200
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              (Registrant's Telephone Number, including Area Code)






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Item 5.  Other Events.
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			      In April 1997, the Registrant publicly reported its results
         of operations for	the three months ended March 31, 1997.
         Filed herewith is a portion of the	financial statements and
         notes thereto for such periods that will be	included in the
         Registrant's Form 10-Q for the quarterly period ended	March
         31, 1997. The financial information contained herein will be
				     included in a Form S-4 registration statement to be filed in
         connection	with the Agreement and Plan of Merger, dated
         February 27, 1997,	between the Registrant and Collective
         Bancorp, Inc.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

			      (c.)	Exhibits:

				          (99.1)	Consolidated balance sheets at March 31, 1997,
                     December	31, 1996 and March 31, 1996.  Consolidated
                     statements of income for the three months ended March 31,
                     1997 and	1996.  Notes to consolidated balance sheets and
                     statements	of income.






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

                                SIGNATURE
                                ---------


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







Dated:  April  30 , 1997		  	                  SUMMIT BANCORP.


                               						By:   /s/ WILLIAM J. HEALY
                                           ------------------------
  					                                        WILLIAM J. HEALY
                              					Executive Vice President and Comptroller
                      					               (Chief Accounting Officer)









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